UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

February 29, 2012

	Number of	Value
	Shares	(U.S. $)
❖Common Stock – 50.44%
Consumer Discretionary – 5.08%
=∏†Avado Brands	272	$0
Bayerische Motoren Werke	10,414	963,131
†DIRECTV Class A	2,250	104,220
Don Quijote	28,500	984,185
Genuine Parts	10,400	651,872
Hyundai Home Shopping Network	4,422	572,849
Lowe's	20,500	581,790
Mattel	19,900	645,556
PPR	3,401	578,067
Publicis Groupe	11,956	654,001
Sumitomo Rubber Industries	40,361	507,957
*Techtronic Industries	690,000	834,460
Toyota Motor	36,105	1,490,217
Yue Yuen Industrial Holdings	353,500	1,216,899
		9,785,204
Consumer Staples – 5.67%
Archer-Daniels-Midland	15,300	477,360
Aryzta	31,154	1,545,907
Carlsberg Class B	13,052	1,027,369
Coca-Cola Amatil	80,630	1,037,273
ConAgra Foods	36,800	966,000
Greggs	104,092	905,718
Kimberly-Clark	13,500	983,880
Kraft Foods Class A	25,600	974,592
Lorillard	7,500	983,100
*Safeway	45,500	975,975
TESCO	209,270	1,052,252
		10,929,426
Diversified REITs – 0.50%
Champion REIT	125,000	55,762
Corio	2,648	127,229
Cyrela Brazil Realty	4,100	41,777
*Investors Real Estate Trust	10,260	78,284
Lexington Realty Trust	32,170	278,271
Mapletree Logistics Trust	70,000	50,360
Nieuwe Steen Investments	89	1,052
Orix JREIT	17	79,473
Stockland	70,059	238,088
Vornado Realty Trust	128	10,461
		960,757
Energy – 5.35%
Banpu NVDR	25,863	554,024
Chevron	5,900	643,808
CNOOC	553,000	1,269,109
ConocoPhillips	8,400	643,020
Petroleo Brasileiro ADR	51,100	1,455,838
Royal Dutch Shell ADR	13,000	965,640
Spectra Energy	20,700	649,566
Subsea 7	46,197	1,110,044
*Total	25,487	1,425,559
*Total ADR	17,200	964,404
Williams	16,800	501,984
†WPX Energy	7,066	128,319
		10,311,315
Financials – 4.73%
Allstate	30,900	971,187
AXA	47,502	765,944
Bank of New York Mellon	21,800	481,998

*Fifth Street Finance	29,454	291,594
Gallagher (Arthur J.)	23,700	808,644
†Home Loan Servicing Solutions	24,295	329,440
Marsh & McLennan	20,600	642,720
Mitsubishi UFJ Financial Group	257,028	1,328,065
Nordea Bank	97,015	935,275
Nordea Bank FDR	24,123	232,643
Solar Capital	8,100	186,300
Standard Chartered	51,797	1,332,715
Travelers	13,900	805,783
		9,112,308
Healthcare – 6.05%
Abbott Laboratories	11,400	645,354
†Alliance HealthCare Services	8,445	11,485
AstraZeneca ADR	14,400	646,416
Baxter International	8,300	482,479
Bristol-Myers Squibb	22,500	723,825
Johnson & Johnson	12,400	806,992
Meda Class A	79,257	748,510
Merck	31,700	1,209,989
Novartis	20,297	1,105,641
Pfizer	49,660	1,047,826
Sanofi	15,277	1,129,613
Sanofi ADR	19,400	718,382
Teva Pharmaceutical Industries ADR	53,000	2,374,929
		11,651,441
Healthcare REITs – 0.27%
Cogdell Spencer	18,100	76,563
HCP	1,100	43,450
Health Care REIT	1,875	102,075
Ventas	5,342	298,725
		520,813
Hotel REITs – 0.42%
Ashford Hospitality Trust	61,800	521,592
DiamondRock Hospitality	17,600	175,296
LaSalle Hotel Properties	1,200	32,016
Summit Hotel Properties	9,300	85,653
		814,557
Industrial REITs – 0.77%
BWP Trust	60,000	117,068
DCT Industrial Trust	16,877	95,524
†First Industrial Realty Trust	53,909	637,204
Goodman Group	247,237	182,885
ProLogis	385	12,959
STAG Industrial	35,063	430,924
		1,476,564
Industrials – 5.93%
Alstom	26,665	1,148,688
Cie de Saint-Gobain	11,297	536,317
Copa Holdings Class A	14,200	1,016,294
†Delta Air Lines	6	59
Deutsche Post	71,337	1,252,897
East Japan Railway	20,161	1,292,229
†Flextronics International	7,400	52,170
ITOCHU	99,202	1,128,890
Koninklijke Philips Electronics	13,109	275,111
Northrop Grumman	10,800	645,948
Raytheon	19,200	969,984
Teleperformance	50,577	1,353,822
Vallourec	11,060	778,611
Waste Management	27,600	965,448
		11,416,468
Information Technology – 3.89%
Automatic Data Processing	14,900	809,368
Canon ADR	14,100	639,294
†CGI Group Class A	117,860	2,521,872
Intel	41,600	1,118,208
Microsoft	22,900	726,846
Nokia	186,736	980,042
*†Sohu.com	14,100	695,694
		7,491,324

Mall REITs – 0.68%
General Growth Properties	14,518	236,208
Macerich	389	21,002
Pennsylvania Real Estate Investment Trust	8,500	114,070
†Rouse Properties	544	7,959
Simon Property Group	6,908	935,896
		1,315,135
Manufactured Housing REIT – 0.09%
Equity Lifestyle Properties	2,478	164,812
		164,812
Materials – 3.54%
†AuRico Gold	123,645	1,211,655
duPont (E.I.) deNemours	11,000	559,350
Lafarge	9,576	445,302
MeadWestvaco	18,700	566,236
=∏†PT Holdings	100	1
Rexam	239,723	1,582,890
Rio Tinto	17,052	972,146
Yamana Gold	85,233	1,479,318
		6,816,898
Mixed REITs – 0.59%
Digital Realty Trust	10,200	739,501
Duke Realty	11,447	158,884
Dupont Fabros Technology	2,500	57,250
Liberty Property Trust	4,797	162,714
PS Business Parks	400	24,968
		1,143,317
Mortgage REITs – 0.24%
Chimera Investment	17,000	52,190
Starwood Property Trust	20,900	412,566
		464,756
Multifamily REITs – 0.26%
Apartment Investment & Management	1,732	43,023
Associated Estates Realty	1,300	19,396
BRE Properties	1,000	48,430
Camden Property Trust	5,109	316,758
Equity Residential	1,200	68,268
		495,875
Office REITs – 0.71%
Alstria Office REIT	33,657	377,493
Boston Properties	100	10,155
Brandywine Realty Trust	2,300	24,863
Commonwealth Property Office Fund	105,000	109,751
Government Properties Income Trust	4,752	110,864
Link REIT	33,000	123,811
Mack-Cali Realty	11,500	328,900
SL Green Realty	3,679	279,788
		1,365,625
Real Estate Management & Development – 0.12%
Mitsubishi Estate	11,549	208,858
*Renhe Commercial Holdings	264,000	31,655
		240,513
Self-Storage REITs – 0.14%
Extra Space Storage	4,555	120,115
Public Storage	1,150	154,181
		274,296
Shopping Center REITs – 0.73%
CFS Retail Property Trust	55,000	104,954
∏Charter Hall Retail REIT	71,117	239,397
Equity One	1,500	28,530
*First Capital Realty	2,922	52,870
Kimco Realty	12,857	236,312
Ramco-Gershenson Properties Trust	19,634	217,348
Regency Centers	900	38,511
Unibail-Rodamco	1,399	270,212
Westfield Group	16,989	160,093
Westfield Retail Trust	21,112	56,809
		1,405,036

Single Tenant REIT – 0.15%
National Retail Properties		10,537	280,811
			280,811
Specialty REITs – 0.27%
Entertainment Properties Trust		8,736	397,488
Plum Creek Timber		1,520	59,523
Potlatch		1,730	53,319
Rayonier		450	20,034
			530,364
Telecommunications – 2.79%
AT&T		31,800	972,762
=†Century Communications		125,000	0
CenturyLink		16,000	644,000
France Telecom ADR		900	13,788
†GeoEye		600	12,162
Mobile TeleSystems ADR		59,600	1,087,700
Verizon Communications		17,000	647,870
Vivendi		47,636	1,022,871
Vodafone Group		360,039	969,891
			5,371,044
Utilities – 1.47%
American Water Works		800	27,424
Edison International		11,600	485,692
†GenOn Energy		150	370
National Grid		150,662	1,537,406
National Grid ADR		12,700	650,113
NorthWestern		3,800	131,974
			2,832,979
Total Common Stock (cost $91,676,732)			97,171,638

Convertible Preferred Stock – 2.01%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13		3,700	224,553
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		9,924	529,073
#Chesapeake Energy 5.75% 144A exercise price $27.94, expiration date 12/31/49		283	303,518
El Paso Energy Capital Trust 4.75% exercise price $41.59, expiration date 3/31/28		1,950	89,544
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		835	829,990
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,120	908,320
PPL 9.50% exercise price $28.80, expiration date 7/1/13		9,600	531,936
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49		3,605	460,313
Total Convertible Preferred Stock (cost $3,927,981)			3,877,247

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.19%
Fannie Mae REMICs
Series 2001-50 BA 7.00% 10/25/41	USD	110,301	127,329
Series 2003-122 4.50% 2/25/28		45,749	46,758
Freddie Mac
Series 2557 WE 5.00% 1/15/18		60,000	64,738
Series 3131 MC 5.50% 4/15/33		40,000	42,470
Series 3173 PE 6.00% 4/15/35		65,000	71,074
Series 3337 PB 5.50% 7/15/30		4,931	4,938
Total Agency Collateralized Mortgage Obligations (cost $327,130)			357,307

Agency Mortgage-Backed Securities – 1.13%
•Fannie Mae ARM
2.38% 10/1/36		7,287	7,762
2.535% 10/1/36		11,483	12,295
2.544% 4/1/36		12,721	13,535
4.731% 3/1/38		20,821	22,184
5.139% 11/1/35		17,230	18,309
6.264% 4/1/36		54,713	59,000
Fannie Mae S.F. 15 yr
3.00% 11/1/26		46,214	48,038
4.00% 11/1/25		160,477	171,868
5.50% 1/1/23		34,684	37,768
Fannie Mae S.F. 15 yr TBA 3.50% 3/1/27		98,000	102,793
Fannie Mae S.F. 30 yr
5.00% 12/1/36		20,371	22,020
5.00% 12/1/36		94,666	102,330
5.00% 12/1/37		13,687	14,793
5.00% 2/1/38		10,696	11,561
6.50% 6/1/36		24,682	28,038
6.50% 10/1/36		17,810	20,180
6.50% 12/1/37		29,801	33,881
Freddie Mac 6.00% 1/1/17		21,002	21,719

•Freddie Mac ARM
2.495% 7/1/36	12,851	13,663
5.81% 10/1/36	29,901	31,901
Freddie Mac S.F. 15 yr
5.00% 6/1/18	12,419	13,302
5.00% 12/1/22	67,302	72,574
Freddie Mac S.F. 30 yr
5.00% 1/1/34	578,071	624,315
7.00% 11/1/33	39,338	45,662
9.00% 9/1/30	49,547	54,944
GNMA I S.F. 30 yr
7.50% 12/15/23	79,837	94,207
7.50% 1/15/32	63,433	74,425
9.50% 9/15/17	63,809	73,682
12.00% 5/15/15	30,740	34,313
GNMA II S.F. 30 yr
6.00% 11/20/28	74,487	83,965
6.50% 2/20/30	187,251	214,971
Total Agency Mortgage-Backed Securities (cost $1,994,069)		2,179,998

Commercial Mortgage-Backed Securities – 0.73%
#American Tower Trust 144A Series 2007-1A AFX 5.42% 4/15/37	75,000	79,474
BAML Mortgage
Series 2004-5 A3 4.561% 11/10/41	9,110	9,109
Series 2005-1 A3 4.877% 11/10/42	12,114	12,110
•Series 2005-6 A4 5.193% 9/10/47	180,000	201,712
•Bear Stearns Commercial Mortgage Securities Series 2006-PW12 A4 5.719% 9/11/38	25,000	28,554
•wCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	95,000	105,357
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	60,000	64,803
Series 2005-GG4 A4A 4.751% 7/10/39	115,000	125,053
•Series 2006-GG6 A4 5.553% 4/10/38	10,000	11,138
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP3 A4A 4.936% 8/15/42	35,000	38,672
•LB-UBS Commercial Mortgage Trust Series 2004-C4 A4 5.32% 6/15/29	475,000	511,950
•Morgan Stanley Capital I Series 2007-T27 A4 5.638% 6/11/42	160,000	185,277
#Timberstar Trust 144A Series 2006-1A A 5.668% 10/15/36	25,000	28,132
Total Commercial Mortgage-Backed Securities (cost $1,195,139)		1,401,341

Convertible Bonds – 11.43%
Basic Industry – 0.08%
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	263,000	159,115
		159,115
Capital Goods – 1.18%
AAR
1.75% exercise price $29.04, expiration date 1/1/26	215,000	222,256
#144A 1.75% exercise price $29.04, expiration date 1/1/26	90,000	93,038
L-3 Communications Holdings 3.00% exercise price $96.48, expiration date 8/1/35	868,000	856,065
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	1,101,000	1,092,742
		2,264,101
Communications – 1.38%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	538,000	396,775
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	366,000	269,925
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	826,000	788,830
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	408,000	445,230
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	464,000	765,020
		2,665,780
Consumer Cyclical – 1.05%
ΦArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	777,000	622,571
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	491,000	527,825
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	871,000	868,823
		2,019,219
Consumer Non-Cyclical – 1.68%
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	705,000	698,831
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	197,000	165,234
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	195,000	185,981

LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14	870,000	918,937
Medtronic 1.625% exercise price $54.00, expiration date 4/15/13	346,000	349,893
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	261,000	492,311
NuVasive
2.25% exercise price $44.74, expiration date 3/15/13	111,000	109,335
2.75% exercise price $42.13, expiration date 6/30/17	375,000	324,844
		3,245,366
Energy – 0.26%
Transocean 1.50% exercise price $164.09, expiration date 12/15/37	491,000	490,386
		490,386
Financials – 1.68%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	561,000	597,465
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	365,000	355,419
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	1,027,000	1,027,000
MGIC Investment 5.00% exercise price $13.44, expiration date 4/27/17	301,000	228,008
PHH
4.00% exercise price $20.50, expiration date 4/15/12	500,000	502,500
4.00% exercise price $25.80, expiration date 9/1/14	565,000	528,981
		3,239,373
Industrials – 0.23%
ΦGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	407,000	447,700
		447,700
Real Estate – 0.28%
#Lexington Realty Trust 144A 6.00% exercise price $7.01, expiration date 1/11/30	358,000	479,720
National Retail Properties 5.125% exercise price $25.37, expiration date 6/15/28	48,000	54,840
		534,560
Services – 0.55%
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	1,128,000	1,067,370
		1,067,370
Technology – 3.06%
Advanced Micro Devices
5.75% exercise price $20.13, expiration date 8/15/12	250,000	255,938
6.00% exercise price $28.08, expiration date 4/30/15	898,000	936,165
#144A 6.00% exercise price $28.08, expiration date 4/30/15	31,000	32,318
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	39,000	37,586
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	376,000	407,490
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	220,000	400,950
*ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	1,055,000	1,052,362
Intel 3.25% exercise price $22.45, expiration date 8/1/39	389,000	534,389
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27	959,000	1,028,527
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	404,000	485,810
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	575,000	718,750
		5,890,285
Total Convertible Bonds (cost $20,483,911)		22,023,255

Corporate Bonds – 36.58%
Automotive – 1.30%
American Axle & Manufacturing
*7.75% 11/15/19	55,000	58,919
7.875% 3/1/17	225,000	234,000
ArvinMeritor
8.125% 9/15/15	281,000	289,430
10.625% 3/15/18	85,000	89,675
Chrysler Group 8.25% 6/15/21	915,000	928,724
Ford Motor Credit 12.00% 5/15/15	245,000	309,911
Goodyear Tire & Rubber 7.00% 5/15/22	55,000	55,963
#International Automotive Components Group 144A 9.125% 6/1/18	290,000	259,550
*#Jaguar Land Rover 144A 8.125% 5/15/21	260,000	269,750
Johnson Controls 3.75% 12/1/21	10,000	10,580
		2,506,502
Banking – 1.34%
Abbey National Treasury Services 4.00% 4/27/16	30,000	29,515
BAC Capital Trust VI 5.625% 3/8/35	515,000	474,932
Bank of America
3.75% 7/12/16	10,000	9,893
5.70% 1/24/22	15,000	15,928
City National 5.25% 9/15/20	15,000	15,413
Fifth Third Bancorp 3.625% 1/25/16	15,000	15,861
•Fifth Third Capital Trust IV 6.50% 4/15/37	440,000	438,900

•#HBOS Capital Funding 144A 6.071% 6/29/49	659,000	474,480
HSBC Holdings 4.875% 1/14/22	5,000	5,428
JPMorgan Chase 4.50% 1/24/22	10,000	10,647
JPMorgan Chase Capital XXV 6.80% 10/1/37	55,000	55,825
KeyCorp 5.10% 3/24/21	20,000	21,780
PNC Funding
5.125% 2/8/20	30,000	34,668
5.25% 11/15/15	60,000	67,034
5.625% 2/1/17	35,000	38,908
Rabobank UTretch 3.875% 2/8/22	20,000	19,988
•Regions Financial Trust 6.625% 5/15/47	720,000	662,400
Santander Holdings USA 4.625% 4/19/16	10,000	9,916
SunTrust Banks 3.50% 1/20/17	15,000	15,372
*SVB Financial Group 5.375% 9/15/20	25,000	27,032
•USB Capital IX 3.50% 10/29/49	80,000	61,798
Wachovia
•0.937% 10/15/16	10,000	9,271
5.25% 8/1/14	20,000	21,604
5.625% 10/15/16	35,000	39,377
		2,575,970
Basic Industry – 4.48%
*AK Steel 7.625% 5/15/20	301,000	304,386
Alcoa 6.75% 7/15/18	15,000	17,296
#Algoma Acquisition 144A 9.875% 6/15/15	303,000	276,488
#APERAM 144A 7.75% 4/1/18	225,000	214,875
ArcelorMittal
6.25% 2/25/22	5,000	5,175
9.85% 6/1/19	20,000	24,291
Barrick North America Finance 4.40% 5/30/21	20,000	22,053
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	309,000	284,280
Dow Chemical
4.125% 11/15/21	10,000	10,663
8.55% 5/15/19	34,000	45,289
Ecolab 3.00% 12/8/16	20,000	21,043
#FMG Resources August 2006 144A
6.875% 2/1/18	115,000	121,900
7.00% 11/1/15	210,000	223,125
Georgia-Pacific
#144A 5.40% 11/1/20	5,000	5,643
8.00% 1/15/24	30,000	38,914
Headwaters 7.625% 4/1/19	310,000	299,150
Hexion US Finance 9.00% 11/15/20	172,000	169,420
Immucor 11.125% 8/15/19	275,000	304,563
*#Ineos Group Holdings 144A 8.50% 2/15/16	940,000	862,449
Interface 7.625% 12/1/18	205,000	225,244
International Paper
4.75% 2/15/22	20,000	21,831
9.375% 5/15/19	5,000	6,598
#International Wire Group Holdings 144A 9.75% 4/15/15	190,000	199,149
#JMC Steel Group 144A 8.25% 3/15/18	305,000	319,869
#Kinove German Bondco 144A 9.625% 6/15/18	320,000	328,800
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	305,000	314,913
Lyondell Chemical 11.00% 5/1/18	162,208	178,632
#Lyondellbasell Industries 144A 6.00% 11/15/21	160,000	176,400
#MacDermid 144A 9.50% 4/15/17	366,000	385,215
#Masonite International 144A 8.25% 4/15/21	300,000	323,250
#Millar Western Forest Products 144A 8.50% 4/1/21	225,000	170,438
Momentive Performance Materials 9.00% 1/15/21	586,000	543,515
#Murray Energy 144A 10.25% 10/15/15	270,000	276,750
Norcraft 10.50% 12/15/15	336,000	298,200
Nortek 8.50% 4/15/21	320,000	311,200
Ply Gem Industries 13.125% 7/15/14	275,000	273,625
=@Port Townsend 12.431% 8/27/12	31,289	14,237
Ryerson
•7.922% 11/1/14	166,000	156,870
12.00% 11/1/15	201,000	208,035
#Taminco Global Chemical 144A 9.75% 3/31/20	580,000	609,000
Teck Resources
3.00% 3/1/19	5,000	5,036
5.20% 3/1/42	10,000	10,219
9.75% 5/15/14	13,000	15,533
Vale Overseas 4.375% 1/11/22	10,000	10,413
		8,633,975

Brokerage – 0.02%
Jefferies Group
6.25% 1/15/36	5,000	4,438
6.45% 6/8/27	5,000	4,750
Lazard Group 6.85% 6/15/17	34,000	36,997
		46,185
Capital Goods – 2.57%
Anixter 10.00% 3/15/14	15,000	16,388
Berry Plastics
9.75% 1/15/21	422,000	453,649
10.25% 3/1/16	160,000	166,400
#DAE Aviation Holdings 144A 11.25% 8/1/15	294,000	307,230
John Deere Capital 2.75% 3/15/22	15,000	15,063
Kratos Defense & Security Solutions 10.00% 6/1/17	275,000	297,688
*Manitowoc 9.50% 2/15/18	255,000	286,875
*Mueller Water Products 7.375% 6/1/17	300,000	297,000
Pregis 12.375% 10/15/13	307,000	300,093
#Reynolds Group Issuer 144A
8.25% 2/15/21	125,000	120,000
9.00% 4/15/19	310,000	311,550
9.875% 8/15/19	775,000	802,125
#Sealed Air 144A
8.125% 9/15/19	70,000	79,450
8.375% 9/15/21	95,000	109,250
Stanley Black & Decker 3.40% 12/1/21	15,000	15,452
TriMas 9.75% 12/15/17	210,000	233,625
#Votorantim Cimentos 144A 7.25% 4/5/41	1,118,000	1,130,297
		4,942,135
Communications – 3.99%
American Tower 5.90% 11/1/21	30,000	33,376
#Clearwire Communications 144A 12.00% 12/1/15	524,000	512,209
#Columbus International 144A 11.50% 11/20/14	270,000	294,300
Cricket Communications
7.75% 5/15/16	130,000	139,100
7.75% 10/15/20	180,000	179,775
#Crown Castle Towers 144A 4.883% 8/15/20	30,000	31,450
#Digicel Group 144A
8.875% 1/15/15	115,000	117,588
9.125% 1/15/15	120,000	123,000
10.50% 4/15/18	330,000	363,000
DIRECTV Holdings 5.00% 3/1/21	30,000	33,391
Frontier Communications 7.125% 3/15/19	120,000	123,300
Hughes Satellite Systems 7.625% 6/15/21	245,000	267,050
#Integra Telecom Holdings 144A 10.75% 4/15/16	225,000	196,313
Intelsat Bermuda
11.25% 2/4/17	755,000	780,480
PIK 11.50% 2/4/17	319,784	330,177
Level 3 Communications 11.875% 2/1/19	170,000	194,225
Level 3 Financing 10.00% 2/1/18	297,000	328,928
MetroPCS Wireless 6.625% 11/15/20	165,000	170,363
NII Capital 7.625% 4/1/21	150,000	154,125
PAETEC Holding 9.875% 12/1/18	195,000	219,375
Qwest
6.75% 12/1/21	15,000	17,175
8.375% 5/1/16	60,000	70,567
Qwest Communications International 7.50% 2/15/14	100,000	100,600
Satmex Escrow 9.50% 5/15/17	145,000	151,525
Sprint Capital 8.75% 3/15/32	178,000	159,310
Sprint Nextel
8.375% 8/15/17	475,000	467,874
#144A 9.125% 3/1/17	125,000	125,938
Telecom Italia Capital 5.25% 10/1/15	35,000	35,438
Telefonica Emisiones 5.462% 2/16/21	20,000	20,154
Telesat Canada 12.50% 11/1/17	199,000	222,880
Time Warner Cable
5.50% 9/1/41	5,000	5,526
8.25% 4/1/19	20,000	25,975

#VimpelCom Holdings 144A 7.504% 3/1/22	275,000	271,013
#Vivendi 144A 6.625% 4/4/18	25,000	28,294
West 7.875% 1/15/19	300,000	325,875
#Wind Acquisition Finance 144A 11.75% 7/15/17	735,000	757,049
Windstream
7.50% 4/1/23	235,000	248,513
7.875% 11/1/17	55,000	62,288
		7,687,519
Consumer Cyclical – 2.13%
Brown Shoe 7.125% 5/15/19	240,000	236,400
Burlington Coat Factory Warehouse 10.00% 2/15/19	475,000	489,843
CKE Restaurants 11.375% 7/15/18	197,000	225,565
Dave & Buster's 11.00% 6/1/18	330,000	353,100
DineEquity 9.50% 10/30/18	410,000	454,074
Express 8.75% 3/1/18	118,000	131,275
Historic TW 6.875% 6/15/18	20,000	24,726
*Levi Strauss 7.625% 5/15/20	300,000	319,500
Macy's Retail Holdings 3.875% 1/15/22	15,000	15,453
Michaels Stores
11.375% 11/1/16	95,000	101,166
13.00% 11/1/16	185,000	197,249
*OSI Restaurant Partners 10.00% 6/15/15	290,000	301,963
Quiksilver 6.875% 4/15/15	250,000	251,875
#Rite Aid 144A 9.25% 3/15/20	300,000	304,500
#Sealy Mattress 144A 10.875% 4/15/16	10,000	10,926
Target 2.90% 1/15/22	25,000	25,209
Tops Holdings 10.125% 10/15/15	281,000	304,534
Toys R Us Property 8.50% 12/1/17	300,000	318,750
Western Union 3.65% 8/22/18	10,000	10,744
Wyndham Worldwide
4.25% 3/1/22	5,000	5,027
5.625% 3/1/21	10,000	10,939
5.75% 2/1/18	5,000	5,624
		4,098,442
Consumer Non-Cyclical – 1.25%
#Aristotle Holding 144A
2.65% 2/15/17	5,000	5,011
4.75% 11/15/21	5,000	5,381
#Armored AutoGroup 144A 9.25% 11/1/18	115,000	97,175
Bio-Rad Laboratories 4.875% 12/15/20	5,000	5,260
Boston Scientific 6.00% 1/15/20	15,000	17,555
CareFusion 6.375% 8/1/19	65,000	76,715
Celgene 3.95% 10/15/20	15,000	15,495
Covidien International Finance 4.20% 6/15/20	20,000	22,146
*Dean Foods 7.00% 6/1/16	219,000	226,118
Del Monte 7.625% 2/15/19	300,000	302,250
DENTSPLY International 4.125% 8/15/21	10,000	10,367
General Mills 3.15% 12/15/21	15,000	15,245
#JBS USA 144A 8.25% 2/1/20	290,000	300,150
NBTY 9.00% 10/1/18	318,000	350,595
Pepsico 2.75% 3/5/22	15,000	14,974
*Pinnacle Foods Finance 10.625% 4/1/17	355,000	376,966
Quest Diagnostics 4.70% 4/1/21	5,000	5,470
Safeway 4.75% 12/1/21	15,000	15,835
Sara Lee 4.10% 9/15/20	8,000	8,085
Smucker (J.M.) 3.50% 10/15/21	15,000	15,543
Teva Pharmaceutical Finance 3.65% 11/10/21	25,000	26,137
Visant 10.00% 10/1/17	145,000	134,125
#Viskase 144A 9.875% 1/15/18	273,000	288,015
#Woolworths 144A
3.15% 4/12/16	20,000	20,821
4.55% 4/12/21	25,000	27,103
Zimmer Holdings 4.625% 11/30/19	30,000	32,968
		2,415,505
Energy – 5.61%
American Petroleum Tankers Parent 10.25% 5/1/15	304,000	319,200
AmeriGas Finance 7.00% 5/20/22	300,000	308,625
Antero Resources Finance 9.375% 12/1/17	266,000	293,930
Calumet Specialty Products Partners 9.375% 5/1/19	455,000	476,613
Chaparral Energy 8.25% 9/1/21	445,000	496,175

Chesapeake Energy
6.50% 8/15/17	135,000	142,425
6.625% 8/15/20	437,000	458,850
6.875% 11/15/20	18,000	18,990
Comstock Resources 7.75% 4/1/19	410,000	381,300
Copano Energy
7.125% 4/1/21	65,000	69,225
7.75% 6/1/18	199,000	211,935
Crosstex Energy 8.875% 2/15/18	210,000	228,900
Encana 3.90% 11/15/21	25,000	25,236
Ensco 4.70% 3/15/21	15,000	16,453
#Helix Energy Solutions 144A 9.50% 1/15/16	136,000	142,970
#Hercules Offshore 144A 10.50% 10/15/17	227,000	235,513
#Hilcorp Energy I 144A 8.00% 2/15/20	271,000	299,455
Holly 9.875% 6/15/17	206,000	231,235
#Holly Energy Partners 144A 6.50% 3/1/20	85,000	87,019
Inergy 6.875% 8/1/21	25,000	24,250
#Kodiak Oil & Gas 144A 8.125% 12/1/19	270,000	289,238
Laredo Petroleum 9.50% 2/15/19	325,000	359,938
Linn Energy
#144A 6.50% 5/15/19	60,000	61,500
8.625% 4/15/20	241,000	268,715
MarkWest Energy Partners 6.50% 8/15/21	270,000	292,950
#NFR Energy 144A 9.75% 2/15/17	504,000	403,200
Noble Energy 8.25% 3/1/19	20,000	25,415
Noble Holding International
3.95% 3/15/22	20,000	20,614
5.25% 3/15/42	10,000	10,617
Oasis Petroleum 7.25% 2/1/19	235,000	250,275
Offshore Group Investments 11.50% 8/1/15	240,000	268,800
Pemex Project Funding Master Trust 6.625% 6/15/35	1,000,000	1,149,999
Petrobras International Finance
3.50% 2/6/17	15,000	15,361
5.375% 1/27/21	40,000	43,205
#Petroleos Mexicanos 144A 6.50% 6/2/41	512,000	581,324
Petroleum Development 12.00% 2/15/18	267,000	292,365
Pioneer Drilling
9.875% 3/15/18	276,000	296,700
#144A 9.875% 3/15/18	85,000	91,375
Pride International 6.875% 8/15/20	20,000	24,403
*Quicksilver Resources 9.125% 8/15/19	270,000	273,375
#Samson Investment 144A 9.75% 2/15/20	440,000	463,650
SandRidge Energy
7.50% 3/15/21	300,000	304,500
8.75% 1/15/20	10,000	10,700
#Southwestern Energy 144A 4.10% 3/15/22	5,000	4,994
*TNK-BP Finance 7.875% 3/13/18	400,000	464,000
Transocean 5.05% 12/15/16	15,000	16,428
Weatherford Bermuda 9.625% 3/1/19	15,000	20,350
#Woodside Finance 144A
8.125% 3/1/14	15,000	16,697
8.75% 3/1/19	15,000	19,168
		10,808,155
Financials – 0.83%
E Trade Financial 12.50% 11/30/17	257,000	300,690
General Electric Capital
4.65% 10/17/21	20,000	21,792
6.00% 8/7/19	95,000	110,998
•#ILFC E-Capital Trust I 144A 4.34% 12/21/65	265,000	184,668
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	455,000	332,150
International Lease Finance
6.25% 5/15/19	12,000	12,184
8.75% 3/15/17	20,000	22,650
Nuveen Investments
10.50% 11/15/15	460,000	483,000
#144A 10.50% 11/15/15	130,000	135,850
		1,603,982
Healthcare – 1.81%
Accellent 10.00% 11/1/17	140,000	118,300
Alere 9.00% 5/15/16	255,000	270,300

#AMGH Merger Sub 144A 9.25% 11/1/18	285,000	309,581
Becton, Dickinson 3.125% 11/8/21	15,000	15,472
Community Health Systems
#144A 8.00% 11/15/19	145,000	154,425
8.875% 7/15/15	169,000	177,450
HCA 5.875% 3/15/22	310,000	318,525
HCA Holdings 7.75% 5/15/21	275,000	290,813
HealthSouth 7.75% 9/15/22	60,000	65,550
#inVentiv Health 144A 10.00% 8/15/18	215,000	195,650
#Kinetic Concepts 144A
10.50% 11/1/18	85,000	89,250
12.50% 11/1/19	215,000	209,625
LVB Acquisition 11.625% 10/15/17	289,000	316,816
#Multiplan 144A 9.875% 9/1/18	323,000	352,676
#PSS World Medical 144A 6.375% 3/1/22	110,000	114,950
Radnet Management 10.375% 4/1/18	209,000	200,901
#STHI Holding 144A 8.00% 3/15/18	275,000	294,250
		3,494,534
Industrials – 0.03%
Yale University 2.90% 10/15/14	45,000	47,804
		47,804
Insurance – 1.16%
•American International Group 8.175% 5/15/58	485,000	515,919
•Chubb 6.375% 3/29/67	15,000	15,516
Coventry Health Care 5.45% 6/15/21	25,000	27,781
#Highmark 144A
4.75% 5/15/21	5,000	5,126
6.125% 5/15/41	5,000	5,392
*•ING Groep 5.775% 12/29/49	795,000	687,675
•#Liberty Mutual Group 144A 7.00% 3/15/37	465,000	411,525
MetLife 6.40% 12/15/36	100,000	99,233
Prudential Financial 3.875% 1/14/15	35,000	37,019
•XL Group 6.50% 12/29/49	510,000	437,325
		2,242,511
Media – 3.08%
Affinion Group 7.875% 12/15/18	407,000	366,300
#AMC Networks 144A 7.75% 7/15/21	305,000	341,600
*#AMO Escrow 144A 11.50% 12/15/17	107,000	97,905
Cablevision Systems 8.00% 4/15/20	264,000	297,660
CCO Holdings
7.00% 1/15/19	25,000	27,125
8.125% 4/30/20	370,000	416,250
Clear Channel Communications 9.00% 3/1/21	655,000	605,874
#Clear Channel Worldwide Holdings 144A 7.625% 3/15/20	245,000	245,000
DISH DBS
6.75% 6/1/21	340,000	379,100
7.875% 9/1/19	200,000	236,000
Entravision Communications 8.75% 8/1/17	375,000	398,438
MDC Partners
11.00% 11/1/16	262,000	286,890
#144A 11.00% 11/1/16	125,000	135,625
#Nara Cable Funding 144A 8.875% 12/1/18	200,000	196,000
Nexstar Broadcasting 8.875% 4/15/17	240,000	258,000
#Ono Finance II 144A 10.875% 7/15/19	540,000	490,050
#Univision Communications 144A 8.50% 5/15/21	455,000	453,863
#UPC Holding 144A 9.875% 4/15/18	345,000	384,675
Videotron
#144A 5.00% 7/15/22	145,000	145,000
9.125% 4/15/18	15,000	16,688
Virgin Media Finance 8.375% 10/15/19	120,000	136,800
#WPP Finance 2010 144A 4.75% 11/21/21	10,000	10,679
		5,925,522
Natural Gas – 0.11%
El Paso Pipeline Partners Operating 6.50% 4/1/20	10,000	11,192
•Enbridge Energy Partners 8.05% 10/1/37	25,000	27,125
Energy Transfer Partners
4.65% 6/1/21	15,000	15,779
6.05% 6/1/41	5,000	5,354
9.70% 3/15/19	7,000	9,000

Enterprise Products Operating
4.85% 8/15/42	5,000	5,074
•7.034% 1/15/68	35,000	37,495
9.75% 1/31/14	5,000	5,753
Kinder Morgan Energy Partners 9.00% 2/1/19	20,000	25,908
Plains All American Pipeline 8.75% 5/1/19	10,000	12,892
•TransCanada Pipelines 6.35% 5/15/67	35,000	35,958
Williams Partners
4.00% 11/15/21	5,000	5,245
7.25% 2/1/17	20,000	24,257
		221,032
Real Estate – 0.12%
Alexandria Real Estate Equities 4.60% 4/1/22	15,000	15,211
Brandywine Operating Partnership 4.95% 4/15/18	15,000	15,244
Developers Diversified Realty
4.75% 4/15/18	5,000	5,139
7.50% 4/1/17	5,000	5,625
7.875% 9/1/20	20,000	23,934
Digital Realty Trust
5.25% 3/15/21	20,000	21,099
5.875% 2/1/20	10,000	10,904
ERP Operating 4.625% 12/15/21	5,000	5,368
Health Care REIT 5.25% 1/15/22	20,000	21,180
#Host Hotels & Resorts 144A 6.00% 10/1/21	21,000	22,916
Rayonier 3.75% 4/1/22	10,000	9,979
Regency Centers 5.875% 6/15/17	20,000	22,372
UDR 4.625% 1/10/22	15,000	15,739
Vornado Realty 5.00% 1/15/22	5,000	5,282
#WEA Finance 144A 4.625% 5/10/21	20,000	21,137
		221,129
Services – 3.60%
Ameristar Casinos 7.50% 4/15/21	285,000	309,225
ARAMARK 8.50% 2/1/15	173,000	177,759
Beazer Homes USA
9.125% 6/15/18	80,000	69,400
9.125% 5/15/19	355,000	304,413
#Caesars Operating Escrow 144A 8.50% 2/15/20	120,000	122,700
Cardtronics 8.25% 9/1/18	104,000	115,180
Casella Waste Systems
7.75% 2/15/19	310,000	310,000
11.00% 7/15/14	10,000	10,888
#Chester Downs & Marina 144A 9.25% 1/15/20	150,000	157,500
*#Delta Air Lines 144A 12.25% 3/15/15	228,000	246,810
#Equinox Holdings 144A 9.50% 2/1/16	261,000	279,270
Harrah’s Operating 10.00% 12/15/18	245,000	190,488
Host Marriott 6.375% 3/15/15	245,000	249,441
Iron Mountain 8.375% 8/15/21	140,000	156,275
Kansas City Southern de Mexico
6.125% 6/15/21	60,000	65,400
8.00% 2/1/18	227,000	253,673
M/I Homes 8.625% 11/15/18	486,000	471,419
*Marina District Finance 9.875% 8/15/18	98,000	93,590
MGM Resorts International 11.375% 3/1/18	643,000	761,954
#NCL 144A 9.50% 11/15/18	55,000	58,128
Peninsula Gaming 10.75% 8/15/17	295,000	325,606
PHH 9.25% 3/1/16	226,000	228,260
*Pinnacle Entertainment 8.75% 5/15/20	243,000	258,188
RSC Equipment Rental
8.25% 2/1/21	255,000	271,575
10.25% 11/15/19	25,000	28,125
#ServiceMaster 144A 8.00% 2/15/20	75,000	79,500
#Seven Seas Cruises 144A 9.125% 5/15/19	415,000	429,524
Standard Pacific 10.75% 9/15/16	134,000	154,603
*Swift Services Holdings 10.00% 11/15/18	110,000	120,863
*#Swift Transportation 144A 12.50% 5/15/17	116,000	124,604
#United Air Lines 144A 12.00% 11/1/13	352,000	374,879
#UR Financing Escrow 144A
5.75% 7/15/18	55,000	56,650
7.625% 4/15/22	85,000	88,188
		6,944,078

Technology – 2.06%
Advanced Micro Devices 7.75% 8/1/20	440,000	490,050
Aspect Software 10.625% 5/15/17	234,000	253,305
Avaya
9.75% 11/1/15	45,000	45,225
PIK 10.125% 11/1/15	560,000	564,199
BMC Software 4.25% 2/15/22	10,000	10,368
Broadcom 2.70% 11/1/18	10,000	10,358
CDW 12.535% 10/12/17	425,000	465,375
First Data 11.25% 3/31/16	890,000	847,724
GXS Worldwide 9.75% 6/15/15	302,000	302,755
Hewlett-Packard
4.30% 6/1/21	15,000	15,744
4.375% 9/15/21	15,000	15,854
4.65% 12/9/21	10,000	10,804
iGate 9.00% 5/1/16	290,000	316,825
*MagnaChip Semiconductor 10.50% 4/15/18	186,000	206,228
National Semiconductor 6.60% 6/15/17	20,000	24,812
Seagate HDD Cayman 7.75% 12/15/18	300,000	339,000
#Seagate Technology International 144A 10.00% 5/1/14	10,000	11,450
Symantec 4.20% 9/15/20	5,000	5,207
Tyco Electronics Group 3.50% 2/3/22	15,000	15,060
Xerox
4.50% 5/15/21	10,000	10,225
6.35% 5/15/18	10,000	11,532
		3,972,100
Transportation – 0.06%
#Brambles USA 144A
3.95% 4/1/15	15,000	15,551
5.35% 4/1/20	15,000	16,221
Burlington Northern Santa Fe
4.40% 3/15/42	10,000	9,906
5.65% 5/1/17	5,000	5,863
CSX 4.75% 5/30/42	15,000	15,719
#ERAC USA Finance 144A 5.25% 10/1/20	35,000	38,010
Ryder System 3.50% 6/1/17	20,000	20,876
		122,146
Utilities – 1.03%
AES 8.00% 6/1/20	64,000	75,360
Ameren Illinois 9.75% 11/15/18	80,000	106,219
#American Transmission Systems 144A 5.25% 1/15/22	25,000	27,844
Baltimore Gas & Electric 3.50% 11/15/21	20,000	20,661
#Calpine 144A
7.50% 2/15/21	175,000	190,750
7.875% 1/15/23	120,000	131,400
CenterPoint Energy 5.95% 2/1/17	13,000	14,864
CMS Energy
4.25% 9/30/15	10,000	10,344
6.25% 2/1/20	5,000	5,505
Commonwealth Edison
3.40% 9/1/21	20,000	21,076
4.00% 8/1/20	5,000	5,465
5.80% 3/15/18	5,000	5,933
Elwood Energy 8.159% 7/5/26	202,776	201,508
Florida Power 5.65% 6/15/18	5,000	6,022
GenOn Energy 9.875% 10/15/20	130,000	122,525
Ipalco Enterprises 5.00% 5/1/18	10,000	10,163
#LG&E & KU Energy 144A 4.375% 10/1/21	20,000	21,043
*Mirant Americas 8.50% 10/1/21	345,000	315,676
National Rural Utilities Cooperative Finance 3.05% 2/15/22	5,000	5,050
Nisource Finance
4.45% 12/1/21	5,000	5,305
5.80% 2/1/42	5,000	5,365
NRG Energy 7.875% 5/15/21	310,000	309,225
Pacificorp 2.95% 2/1/22	10,000	10,127
Pennsylvania Electric 5.20% 4/1/20	25,000	27,048
•PPL Capital Funding 6.70% 3/30/67	25,000	24,651
PPL Electric Utilities 3.00% 9/15/21	10,000	10,291
Public Service Oklahoma 5.15% 12/1/19	30,000	33,976
Puget Energy 6.00% 9/1/21	5,000	5,353
•Puget Sound Energy 6.974% 6/1/67	210,000	210,303

SCANA 4.125% 2/1/22		15,000	15,247
•Wisconsin Energy 6.25% 5/15/67		20,000	20,523
			1,974,822
Total Corporate Bonds (cost $67,967,705)			70,484,048

Non-Agency Asset-Backed Securities – 0.12%
Citicorp Residential Mortgage Securities 2006-3 A5 5.948% 11/25/36		100,000	77,550
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		100,000	120,123
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16		22,132	22,307
Series 2010-A 4A 2.13% 10/17/16		15,000	15,270
•Merrill Auto Trust Securitization Series 2007-1 A4 0.309% 12/15/13		2,077	2,077
Total Non-Agency Asset-Backed Securities (cost $227,241)			237,327

Non-Agency Collateralized Mortgage Obligations – 0.10%
•@Bear Stearns ARM-Trust Series 2007-1 3A2 5.31% 2/25/47		94,925	8,502
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21		6,631	6,503
Series 2007-1 2A1 5.50% 1/25/22		39,263	39,226
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.022% 1/25/36		116,140	100,960
•MASTR ARM Trust Series 2006-2 4A1 4.878% 2/25/36		46,409	43,723
Total Non-Agency Collateralized Mortgage Obligations (cost $299,050)			198,914

«Senior Secured Loans – 0.51%
Brock Holdings III 10.00% 2/15/18		100,000	96,667
Dynegy Power Tranche 1st Lien 9.25% 7/11/16		139,650	144,573
PQ 6.74% 7/30/15		310,000	292,098
@SandRidge Energy 5.00% 2/2/17		145,000	145,000
Texas Competitive Electric Holdings 3.76% 10/10/14		500,000	306,354
Total Senior Secured Loans (cost $1,068,221)			984,692

ΔSovereign Bonds – 6.43%
Brazil – 3.34%
Brazil Government International Bond 5.625% 1/7/41		857,000	1,011,260
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	9,600,000	5,421,088
			6,432,348
Chile – 0.38%
Chile Government International Bond 5.50% 8/5/20	CLP	330,000,000	725,883
			725,883
Indonesia – 0.67%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	8,504,000,000	1,287,695
			1,287,695
Mexico – 0.95%
Mexican Bonos
7.50% 6/3/27	MXN	742,200	60,856
8.50% 5/31/29	MXN	20,084,300	1,774,758
			1,835,614
Panama – 0.47%
Panama Government International Bond 6.70% 1/26/36	USD	700,000	915,600
			915,600
Poland – 0.46%
Poland Government 5.25% 10/25/17	PLN	1,851,000	605,041
Poland Government International Bond 5.00% 3/23/22	USD	262,000	279,371
			884,412
Russia – 0.06%
Russia-Eurobond 7.50% 3/31/30		95,065	113,602
			113,602
Turkey – 0.10%
Turkey Government International Bond 7.375% 2/5/25		170,000	199,155
			199,155
Total Sovereign Bonds (cost $11,761,198)			12,394,309

U.S. Treasury Obligations – 0.31%
U.S. Treasury Bond 3.125% 11/15/41		80,000	80,675
U.S. Treasury Notes
0.875% 2/28/17		380,000	380,059
1.375% 12/31/18		10,000	10,014
*2.00% 2/15/22		125,000	125,274
Total U.S. Treasury Obligations (cost $595,001)			596,022

Leveraged Non-Recourse Security – 0.00%
w@#JPMorgan Fixed Income Auction Pass Through Trust 144A Series 2007-B 8.845% 1/15/87		500,000	0
Total Leveraged Non-Recourse Security (cost $425,000)			0

		Number of
		Shares
Limited Partnership – 0.03%
Brookfield Infrastructure Partners		1,600	47,536
Total Limited Partnership (cost $30,407)			47,536

Residual Interest Trust Certificate – 0.00%
=w@#Freddie Mac Auction Pass Through Trust 144A Series 2007-6		150,000	0
Total Residual Interest Trust Certificate (cost $163,257)			0

Preferred Stock – 0.59%
Alabama Power 5.625%		410	10,537
#Ally Financial 144A 7.00%		400	347,101
@Cogdell Spencer 8.50%		5,100	128,775
DDR 7.50%		1,925	48,529
†Freddie Mac 6.02%		34,000	37,485
•GMAC Capital Trust I 8.125%		12,000	281,760
•†PNC Financial Services Group 8.25%		10,000	10,333
ProLogis 6.75%		7,050	179,775
=PT Holdings		20	0
*Vornado Realty 6.625%		3,700	94,054
Total Preferred Stock (cost $1,780,500)			1,138,349

Right – 0.00%
*†Rouse Properties		544	0
Total Right (cost $0)			0

Warrant – 0.00%
=∏@Port Townsend		20	0
Total Warrant (cost $480)			0

		Principal
		Amount°
Short-Term Investments – 7.99%
≠Discount Notes – 1.68%
Fannie Mae 0.01% 3/7/12	USD	1,336,516	1,336,513
Federal Home Loan Bank 0.02% 3/21/12		1,902,562	1,902,550
			3,239,063
Repurchase Agreements – 5.35%
Bank of America 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $1,627,861
(collateralized by U.S. government obligations 2.375%-4.50%
2/28/15-8/15/39; market value $1,660,411)		1,627,854	1,627,854

BNP Paribas 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $8,681,180
(collateralized by U.S. government obligations 0.75%-4.00%
3/31/13-2/15/22; market value $8,854,769)		8,681,146	8,681,146
			10,309,000
≠U.S. Treasury Obligation – 0.96%
U.S. Treasury Bill 0.016% 3/1/12		1,835,458	1,835,458
			1,835,458
Total Short-Term Investments (cost $15,383,512)			15,383,521

Total Value of Securities Before Securities Lending Collateral – 118.59%
(cost $219,306,534)			228,475,504

		Number of
		Shares
**Securities Lending Collateral – 5.02%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		183,801	178,581
Delaware Investments Collateral Fund No. 1		9,497,893	9,497,893
@†Mellon GSL Reinvestment Trust II		385,685	0
Total Securities Lending Collateral (cost $10,067,379)			9,676,474

Total Value of Securities – 123.61%
(cost $229,373,913)			238,151,978	©

Obligation to Return Securities Lending Collateral** – (5.23%)			(10,067,379)
∞Borrowing Under Line of Credit – (26.33%)			(50,725,000)
Receivables and Other Assets Net of Other Liabilities – 7.95%			15,311,293	«z

Net Assets Applicable to 15,818,953 Shares Outstanding – 100.00%			$192,670,892

❖Securities have been classified by type of business.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At February 29, 2012, the aggregate value of fair valued securities was $14,238, which represented 0.01% of the Fund’s net assets. See Note 1 in “Notes.”
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At February 29, 2012, the aggregate value of the restricted securities was $239,398, which represented 0.12% of the Fund’s net assets.
†Non income producing security.
*Fully or partially on loan.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 29, 2012, the aggregate value of Rule 144A securities was $28,010,253, which represented 14.54% of the Fund’s net assets. See Note 6 in “Notes.”
°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of February 29, 2012. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at February 29, 2012.
@Illiquid security. At February 29, 2012, the aggregate value of illiquid securities was $296,514, which represented 0.15% of the Fund’s net assets. See Note 6 in “Notes.”
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at February 29, 2012.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
**See Note 5 in “Notes” for additional information on securities lending collateral and non-cash collateral.
©Includes $9,862,990 of securities loaned.
«Includes foreign currency valued at $3,331,597 with a cost of $2,884,826.
∞See Note 3 in “Notes.”
zOf this amount, $13,933,282 represents receivable for securities sold.

The following foreign currency exchange contracts and swap contracts were outstanding at February 29, 2012: 1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	MXN	(18,876,786)	USD	1,478,908	3/30/12	$12,801
HSBC	CLP	(176,155,688)	USD	364,636	3/30/12	(3,159)
MNB	AUD	(10,479)	USD	11,263	3/1/12	31
MNB	GBP	(5,011)	USD	7,925	3/1/12	(46)
MNB	GBP	(6,268)	USD	9,908	3/2/12	(63)
MNB	GBP	(7,448)	USD	11,850	3/5/12	3
MNB	SGD	(784)	USD	631	3/1/12	4
						$ 9,571

Swap Contracts
CDS Contracts

				Annual		Unrealized
	Swap	Notional		Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BCLY	Financials 16.1 5 yr CDS	EUR	95,000	5.00%	12/20/16	$(8,433)
	ITRAXX Europe Subordinate
BAML	Financials 16.1 5 yr CDS	EUR	80,000	5.00%	12/20/16	(7,614)
						$(16,047)

	Protection Sold / Moody’s Rating:
JPMC	Tyson Foods CDS/Ba	USD	15,000	1.00%	3/20/16	$431
Total						$(15,616)

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Summary of Abbreviations:
ADR – American Depositary Receipt
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CDS – Credit Default Swap
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
JPMC – JPMorgan Chase Bank
HSBC – Hong Kong Shanghai Bank
IDR – Indonesian Rupiah
MASTR – Mortgage Asset Securitization Transactions, Inc.
MNB – Mellon National Bank
MXN – Mexican Peso
NVDR – Non-voting Depositary Receipt
PIK – Pay-in-kind
PLN – Polish Zloty
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SGD – Singapore Dollar
TBA – To be announced
USD – United States Dollar
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010, this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year-end.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on February 29, 2012.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At February 29, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$230,453,472
Aggregate unrealized appreciation	$18,663,053
Aggregate unrealized depreciation	(10,964,547)
Net unrealized appreciation	$7,698,506

For federal income tax purposes, at November 30, 2011, capital loss carryforwards of $59,635,497 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $3,377,704 expires in 2015, $34,009,571 expires in 2016, and $22,248,222 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$97,171,637	$-	$1	$97,171,638
Agency, Asset- &
Mortgage-Backed Securities	-	4,374,887	-	4,374,887
Corporate Debt	314,097	96,895,908	159,237	97,369,242
Foreign Debt	-	12,394,309	-	12,394,309
U.S. Treasury Obligations	-	596,022	-	596,022
Other	790,967	394,918	-	1,185,885
Short-Term Investments	-	15,383,521	-	15,383,521
Securities Lending Collateral	-	9,676,474	-	9,676,474
Total	$98,276,701	$139,716,039	$159,238	$238,151,978

Foreign Currency Exchange Contracts	$-	$9,571	$-	$9,571
Swap Contract	$-	$(15,616)	$-	$(15,616)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate	Common	Security
	Debt	Stock	Lending	Total
Balance as of 11/30/11	$13,931	$1	$-	$13,392
Purchases	145,306	-	-	145,306
Balance as of 2/29/12	$159,237	$1	$-	$159,238

Net change in unrealized
appreciation (depreciation)
from investments
still held as of 2/29/12	$-	$-	$-	$-

During the period ended February 29, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Line of Credit
For the period ended February 29, 2012, the Fund borrowed money pursuant to a $67,000,000 Credit Agreement with BNY Mellon that expires on June 29, 2012 (Credit Agreement). Depending on market conditions, the amount borrowed by the Fund pursuant to the June Credit Agreement may be reduced or possibly increased in the future.

At February 29, 2012, the Fund had two loans outstanding under the Credit Agreement. As of February 29, 2012, the par value of each of the loans outstanding under the Credit Agreement was $40,000,000 at a variable interest rate of 1.8125%. During the period ended February 29, 2012, the average daily balance of loans outstanding was $40,000,000 at a weighted average interest rate of approximately 2.0326%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

In addition, at February 29, 2012, the par value of another loan outstanding under the November Credit Agreement was $10,725,000 at a variable interest rate of 1.35%. During the period ended February 29, 2012, the average daily balance of loans outstanding was $10,725,000 at a weighted average interest rate of approximately 1.3677%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. This loan is also collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Options Contracts – During the period ended February 29, 2012, the Fund entered into written call option contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions,” financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended February 29, 2012 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at November 30, 2011	120	$2,241
Options expired	(120)	(2,241)
Options outstanding at February 29, 2012	-	-

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended February 29, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At February 29, 2012, the net unrealized depreciation of CDS contracts was $15,616. If a credit event had occurred for all open swap transactions where collateral posting was required as of February 29, 2012, the Fund would have received EUR 175,000 and paid $15,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the schedule of investments, at February 29, 2012, the notional value of the protection sold was $15,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for CDS contracts on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At February 29, 2012, the net unrealized appreciation of the protection sold was $431.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company ( DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At February 29, 2012, the value of securities on loan was $9,862,990, for which the Fund received collateral, comprised of non-cash collateral valued at $160,400 and cash collateral of $10,067,379. At February 29, 2012, the value of invested collateral was $9,676,474. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 29, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: